Offerings - Offering: 1	Sep. 10, 2026 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(r)	true
Security Type	Debt
Security Class Title	First Mortgage Bonds, 5.600% Series due 2034
Amount Registered | shares	350,000,000
Proposed Maximum Offering Price per Unit	0.99961
Maximum Aggregate Offering Price	$ 349,863,500.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 48,316.15
Offering Note	This "Calculation of Filing Fee Table" shall be deemed to update the "Calculation of Registration Fee" table in Registration Statement No. 333-281614-02. The prospectus supplement to which this exhibit is attached is a final prospectus for the related offering.